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[Logo of Whitney]


                                                                    EXHIBIT 10.1

                                    Allonge

ALLONGE TO NOTE BY CONRAD SHIPYARD, L.L.C., PAYABLE TO THE ORDER OF WHITNEY NATIONAL BANK, DATED DECEMBER 31, 1999, IN THE ORIGINAL PRINCIPAL AMOUNT OF $10,000,000.

        This allonge amends the above-identified Note (the "Note") as follows:

        PAYMENT SCHEDULE: The principal amount set forth above, or the principal amount then outstanding of advances that Bank makes hereunder to Borrower, whichever amount is less, shall be payable on October 30, 2001, and all accrued interest shall be payable on October 30, 2001.

        EXTEND MATURITY: Effective July 30, 2001, the maturity date on the
Note is extended to October 30, 2001.

        Any collateral securing the Note shall continue to secure the Note as hereby amende.

        In connection with the foregoing and only in connection with the foregoing, the Note is hereby amended, but in all other respects all of the terms and conditions of the Note remain unaffected and the Note, as hereby amended, shall remain in full force and effect.

        Executed this 30th day of July, 2001.

                                        CONRAD SHIPYARD, L.L.C.

                                        By: /s/ William H. Hidalgo
                                            ------------------------------------
                                                William H. Hidalgo
                                        Its:    Manager


                                        WHITNEY NATIONAL BANK

                                        By: /s/ Edgar W. Santa Cruz, III
                                            ------------------------------------
                                                Edgar W. Santa Cruz, III
                                        Its:    Vice President



        The undersigned guarantor(s) of the Note does hereby consent to the above amendment to the Note and does hereby acknowledge and agree that it/he/she will continue to be obligated as guarantor of the Note, as hereby amended.


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